                                                    HARTFORD LIFE INSURANCE CO.
                                                    C/O ICMG
APPLICATION FOR GROUP                    MAIL TO:   GROUP ANNUITY OPERATIONS
VARIABLE ANNUITY POLICY                             100 CAMPUS DRIVE, SUITE 250
HARTFORD LIFE INSURANCE COMPANY    [ITT LOGO]       FLORHAM PARK, NJ 07932
________________________________________________________________________________

1. EMPLOYER NAME      Name:___________________________________Unit #:___________

________________________________________________________________________________

2. POLICYHOLDER       Name:_____________________________________________________

________________________________________________________________________________

3. ANNUITANT          As shown in each Certificate

________________________________________________________________________________

4. CONTINGENT         As shown in each Certificate
   ANNUITANT

________________________________________________________________________________

5. BENEFICIARY(IES)   As shown in each Certificate
   DESIGNATED

   CONTINGENT

________________________________________________________________________________

6. SPECIAL REMARKS



________________________________________________________________________________
I hereby represent my answers to the above questions to be true and correct to the best of my knowledge and belief. I UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will be mailed to you.

NOTICE: Any person who, with intent to defraud or knowing that he or she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

SIGNED AT _______________________ON___________  ________________________________
              City, State             Date      (Policy Owner's Signature)

Do you, as Agent, have reason to believe the contract applied for will replace existing annuities or insurance? / / Yes / / No

LICENSED
AGENT ______________________________ Broker/Dealer _____________________________
               (Signature)
      ______________________________ Address ___________________________________
                  (Print)
      ______________________________ Telephone #__________Field Office Code 7580
      Agent Code           Agent SS#                                        ----


AVA94(P)KY

                                                    HARTFORD LIFE INSURANCE CO.
                                                    C/O ICMG
APPLICATION FOR GROUP                    MAIL TO:   GROUP ANNUITY OPERATIONS
VARIABLE ANNUITY POLICY                             100 CAMPUS DRIVE, SUITE 250
HARTFORD LIFE INSURANCE COMPANY    [ITT LOGO]       FLORHAM PARK, NJ 07932
________________________________________________________________________________

1. EMPLOYER NAME      Name:___________________________________Unit #:___________

________________________________________________________________________________

2. POLICYHOLDER       Name:_____________________________________________________

________________________________________________________________________________

3. ANNUITANT          As shown in each Certificate

________________________________________________________________________________

4. CONTINGENT         As shown in each Certificate
   ANNUITANT

________________________________________________________________________________

5. BENEFICIARY(IES)   As shown in each Certificate
   DESIGNATED

   CONTINGENT

________________________________________________________________________________

6. SPECIAL REMARKS



________________________________________________________________________________
I hereby represent my answers to the above questions to be true and correct to the best of my knowledge and belief. I UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will be mailed to you.

NOTICE: Any person who, with intent to defraud or knowing that he or she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

SIGNED AT _______________________ON___________  ________________________________
              City, State             Date      (Policy Owner's Signature)

Do you, as Agent, have reason to believe the contract applied for will replace existing annuities or insurance? / / Yes / / No

LICENSED
AGENT ______________________________ Broker/Dealer _____________________________
               (Signature)
      ______________________________ Address ___________________________________
                  (Print)
      ______________________________ Telephone #__________Field Office Code 7580
      Agent Code           Agent SS#                                        ----


AVA94(P)

                                                    HARTFORD LIFE INSURANCE CO.
                                                    C/O ICMG
APPLICATION FOR GROUP                    MAIL TO:   GROUP ANNUITY OPERATIONS
VARIABLE ANNUITY CERTIFICATE                        100 CAMPUS DRIVE, SUITE 250
HARTFORD LIFE INSURANCE COMPANY    [ITT LOGO]       FLORHAM PARK, NJ 07932
________________________________________________________________________________

1. EMPLOYER NAME            Name:___________________________________Unit #:_____

________________________________________________________________________________

2. CERTIFICATE OWNER
   If no annuitant is       _________________________________SS#/TIN____________
   specified in Section 3,  Name                             Date of
   the certificate owner    _________________________________Birth______________
   will be the annuitant.   Street Address                        month day year
                            _________________________________
                            City                 State    Zip
                                                   / /Male / /Female / /Trustee
________________________________________________________________________________

3. ANNUITANT
   Complete only if        __________________________________SS#/TIN____________
   different from          Name (if no middle name, use NMN) Date of
   the certificate         __________________________________Birth______________
   owner in Section 2.     Street Address                         month day year
                           __________________________________
                           City                    State  Zip  / /Male / /Female
________________________________________________________________________________

4. CONTINGENT
   ANNUITANT               _____________________________________________________
                           Name                Relationship to Certificate Owner
________________________________________________________________________________

5. BENEFICIARY(IES)                                     Relationship to
                           Name(s):_____________________Certificate Owner:______

                                                        Relationship to
   CONTINGENT              Name(s):_____________________Certificate Owner:______
   BENEFICIARY(IES)
________________________________________________________________________________

6. INVESTMENT DIVISION ALLOCATION
 / / Money Market Fund                  _____%
 / / Aggressive Growth Fund             _____%
 / / Hartford Bond Fund                 _____%
 / / Partners Portfolio                 _____%
 / / Balanced Portfolio                 _____%
 / / Limited Maturity Bond Portfolio    _____%
 / / Equity-Income Portfolio            _____%
 / / Asset Manager Portfolio            _____%
 / / High Income Portfolio              _____%
 / / Alger American Small Cap Portfolio _____%
 / / Alger American Growth Portfolio    _____%
 / / Emerging Markets Series            _____%
                                Total     100%]

________________________________________________________________________________

7. SPECIAL REMARKS

________________________________________________________________________________
Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / Yes / / No (If yes, explain in Special Remarks the year issued, type of plan, company, certificate number, policy number).

Have you purchased another ITT Hartford Annuity during the previous 12 months? / / Yes / / No

I hereby represent my answers to the above questions to be true and correct to the best of my knowledge and belief. I UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will be mailed to you.

SIGNED AT _______________________ON___________  ________________________________
          City, State                Date       (Certificate Owner's Signature)

Do you, as Agent, have reason to believe the contract applied for will replace existing annuities or insurance? / / Yes / / No

LICENSED
AGENT ______________________________ Broker/Dealer _____________________________
               (Signature)
      ______________________________ Address ___________________________________
                  (Print)
      ______________________________ Telephone #___________Field Office Code____
      Agent Code           Agent SS#


AVA94(C)

                                                    HARTFORD LIFE INSURANCE CO.
                                                    C/O ICMG
APPLICATION FOR GROUP                    MAIL TO:   GROUP ANNUITY OPERATIONS
VARIABLE ANNUITY CERTIFICATE                        100 CAMPUS DRIVE, SUITE 250
HARTFORD LIFE INSURANCE COMPANY    [ITT LOGO]       FLORHAM PARK, NJ 07932
________________________________________________________________________________

1. EMPLOYER NAME            Name:___________________________________Unit #:_____

________________________________________________________________________________

2. CERTIFICATE OWNER
   If no annuitant is       _________________________________SS#/TIN____________
   specified in Section 3,  Name                             Date of
   the certificate owner    _________________________________Birth______________
   will be the annuitant.   Street Address                        month day year
                            _________________________________
                            City                 State    Zip
                                                   / /Male / /Female / /Trustee
________________________________________________________________________________

3. ANNUITANT
   Complete only if        __________________________________SS#/TIN____________
   different from          Name (if no middle name, use NMN) Date of
   the certificate         __________________________________Birth______________
   owner in Section 2.     Street Address                         month day year
                           __________________________________
                           City                    State  Zip  / /Male / /Female
________________________________________________________________________________

4. CONTINGENT
   ANNUITANT               _____________________________________________________
                           Name                Relationship to Certificate Owner
________________________________________________________________________________

5. BENEFICIARY(IES)                                     Relationship to
                           Name(s):_____________________Certificate Owner:______

                                                        Relationship to
   CONTINGENT              Name(s):_____________________Certificate Owner:______
   BENEFICIARY(IES)
________________________________________________________________________________

6. INVESTMENT DIVISION ALLOCATION
 / / Money Market Fund                  _____%
 / / Aggressive Growth Fund             _____%
 / / Hartford Bond Fund                 _____%
 / / Partners Portfolio                 _____%
 / / Balanced Portfolio                 _____%
 / / Limited Maturity Bond Portfolio    _____%
 / / Equity-Income Portfolio            _____%
 / / Asset Manager Portfolio            _____%
 / / High Income Portfolio              _____%
 / / Alger American Small Cap Portfolio _____%
 / / Alger American Growth Portfolio    _____%
 / / Emerging Markets Series            _____%
                                Total     100%]

________________________________________________________________________________

7. SPECIAL REMARKS

________________________________________________________________________________
Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / Yes / / No (If yes, explain in Special Remarks the year issued, type of plan, company, certificate number, policy number).

Have you purchased another ITT Hartford Annuity during the previous 12 months? / / Yes / / No

I hereby represent my answers to the above questions to be true and correct to the best of my knowledge and belief. I UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will be mailed to you.

SIGNED AT _______________________ON___________  ________________________________
          City, State                Date       (Certificate Owner's Signature)

Do you, as Agent, have reason to believe the contract applied for will replace existing annuities or insurance? / / Yes / / No

LICENSED
AGENT ______________________________ Broker/Dealer _____________________________
               (Signature)
      ______________________________ Address ___________________________________
                  (Print)
      ______________________________ Telephone #___________Field Office Code____
      Agent Code           Agent SS#


AVA94(C)KY